--------------------------------------------------------------------------------
INTERNATIONAL LARGE-CAP
--------------------------------------------------------------------------------

Alliance International
Premier Growth Fund

Annual Report
November 30, 2001

                                [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 22, 2002

Dear Shareholder:

This report contains the investment results, economic review and outlook for Alliance International Premier Growth Fund (the "Fund") for the annual reporting period ended November 30, 2001.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing predominantly in the equity securities of a limited number of carefully selected, international companies that are judged likely to achieve superior earnings growth. Current income is incidental to the Fund's objective.

Investment Results

The following table provides the performance results for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, for the six- and 12-month periods ended November 30, 2001. The MSCI EAFE Growth Index is also included since the Fund generally holds stocks that are categorized as growth stocks as opposed to value stocks.

INVESTMENT RESULTS *
Periods Ended November 30, 2001

                                                 -----------------------------
                                                         Total Returns
                                                 -----------------------------
                                                  6 Months           12 Months
------------------------------------------------------------------------------
Alliance International Premier Growth Fund
   Class A                                         -10.11%             -20.38%
------------------------------------------------------------------------------
   Class B                                         -10.57%             -21.09%
------------------------------------------------------------------------------
   Class C                                         -10.46%             -20.99%
------------------------------------------------------------------------------
MSCI EAFE Index                                    -12.20%             -18.87%
------------------------------------------------------------------------------
MSCI EAFE Growth Index                             -12.25%             -23.42%
------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged MSCI EAFE Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East. The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      measures stock performance in 21 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment including Alliance International Premier Growth Fund.

      Additional investment results appear on pages 5 - 8.

The final collapse of the dotcom bubble, the terrorist attacks on September 11, massive cuts in capital expenditures and weakening consumer demand made 2001 a year we will not soon forget. From our position as investors with a successful long-term track record, 2001 was certainly a disappointment. The Fund's focus on a carefully selected list of "premier" large-capitalization growth stocks generated investment returns slightly below the MSCI EAFE Index and slightly above the MSCI EAFE Growth Index for the fiscal year ended November 30, 2001.

The Fund's performance over the last fiscal year, versus the MSCI EAFE Index, was driven primarily by two positive factors and two negative factors. First, relative performance was driven positively by individual stock selection, specifically in the technology and health care sectors. Stocks such as Canon, Inc., Taiwan Semiconductor Manufacturing Co., Ltd. and Sanofi-Synthelabo, SA were all positive contributors to relative performance. Second, currency also had a slightly positive impact. The Fund does not hedge against currency volatility due to the belief that its strength lies in individual stock selection rather than currency trading, and that currency impact on the Fund's portfolio will be minimal in the long run. Furthermore, the benefits of diversification into international stocks are minimized by currency hedging.

Negative impacts on relative performance include the Fund's individual stock selection within consumer services, specifically the Fund's positions in the cellular service companies Vodafone Group Plc. and Orange, SA, as well as the position in British Sky Broadcasting Group Plc. In addition, the Fund's overweight position in technology had a negative impact on performance.

Economic Review and Outlook

The first synchronized global recession was quite a shock to many investors after nearly a decade of strong economic performance. Most economies took their cue from the U.S.--Japan was unable to sustain a weak recovery, and Europe slowed in response to the bubble bursting in North America. Repercussions have been felt as far away as Argentina, illustrating just how global the economy has become. The events of September 11 did not help, nor has the uncertainty surrounding the war in Afghanistan.

Yet through all of this, policy makers have taken arguably appropriate responses. The U.S. Federal Reserve has been by far, the most aggressive, cutting rates 11 times in 2001. The European Central Bank, the Bank of England and the Bank of Japan have backed up the U.S. Federal Reserve's moves with subtler but directionally


--------------------------------------------------------------------------------
2 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

supportive moves. So while we experienced a synchronized global recession in 2001, there are increasing signs of a synchronized global recovery in 2002 or 2003.

Europe's underlying economic health has recently become apparent. While the gross domestic product of countries using the euro never reached levels achieved in the U.S., structural changes driven by the single currency are acting as a tailwind for Europe's economies, adding stability to growth that other economies lack. Two areas of impact include increased liquidity in the capital markets, allowing companies greater access to funding, and the pressures on governments and companies to compete head-to-head with a single currency creating competition, which in turn leads to efficiency.

While we are positive on the Euro-zone's prospects, we are less inclined to be positive regarding Japan. Some very difficult decisions, including real banking reform and increased flexibility in labor markets, have been consistently put off into the future. And the longer the wait, the more painful the correction. So while we believe there are interesting investment opportunities in Japan, we are not bullish on the long-term outlook for the Japanese economy.

At the core of the Fund's investment discipline, however, is a careful stock selection process. The process is one that adds value through individual stock selection, and active intra-period trading. As the slowing economy has forced the market to come to terms with more realistic growth rates than those predicted in the late nineties, we believe a focus on fundamental research is even more important.

For this reason, the Fund invests on an individual company basis, carefully choosing the company rather than the industry or the sector. While certain stock markets have not reflected recent underlying economic performance, we believe that in the end, winners will surface, and patience will be rewarded. While caution is warranted due to a trend in slowing global growth, individual stock selection will be the key determinant of investment success.

As growth investors, we have confidence that the companies held by the Fund will increase their earnings by over 17% per year on average, which is significantly faster than the overall market average of approximately 9% per year, over the next three years. We also believe that this environment will reinforce the Fund's investment process and be a positive one for the stocks in the portfolio.

Portfolio Management and Strategy

The portfolio management of the Fund is focused on marrying the underlying fundamentals of earnings and cash flow of each respective company with its current share price, relative to other investment alternatives. Alliance Capital's large global equity research team and portfolio managers situated in numerous locations around the world perform fundamental analysis and research on each portfolio company. The Fund's industry sector and geographic weightings are a by-product of specific "bottom-up" company-


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

by-company stock selection, rather than from a predetermined top-down allocation.

The Fund is diversified in terms of industry sector and geographic weightings as shown in the charts on the following pages. There is particular emphasis on the technology sector and a notable absence of holdings in lower growth industrial and transportation stocks.

In conclusion, we thank you for your continued interest and investment in Alliance International Premier Growth Fund, and we look forward to re porting the market activity and the Fund's investment results in the ensuing periods.

Sincerely,


/s/  John D. Carifa

John D. Carifa
Chairman and President


/s/ Alfred Harrison

Alfred Harrison
Executive Vice President


/s/ Gurudutt Baliga

Gurudutt Baliga
Senior Vice President

[PHOTO OMITTED]      John D. Carifa

[PHOTO OMITTED]      Alfred Harrison

[PHOTO OMITTED]      Gurudutt Baliga

Alfred Harrison and Gurudutt Baliga, Portfolio Managers, have over 55 years of combined investment experience.


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4 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
GROWTH OF A $10,000 INVESTMENT
3/31/98* TO 11/30/01

 [The following table was depicted by a mountain chart in the printed material.]

MSCI EAFE Index: $8,994

Alliance International Premier Growth Fund Class A: $8,001

MSCI EAFE Growth Index: $7,986


             Alliance International         MSCI EAFE            MSCI EAFE
              Premier Growth Fund             Index             Growth Index
    3/31/98          574                      10000                10000
   11/30/98         8925                      10246                10083
   11/30/99        12252                      12645                12244
   11/30/00        10062                      10429                11086
   11/30/01         8001                       7986                 8994

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Premier Growth Fund Class A shares (from 3/31/98 to 11/30/01) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East.

The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East with greater-than-average growth orientation.

When comparing Alliance International Premier Growth Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

*     Closest month-end after Fund's Class A share inception date of 3/3/98.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL PREMIER GROWTH FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

   [The following table was depicted as a bar chart in the printed material.]

                  Alliance International Premier Growth Fund--
                           Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
              Alliance International                             MSCI
                Premier Growth Fund    MSCI EAFE Index     EAFE Growth Index
--------------------------------------------------------------------------------
   11/30/98*           -3.70%               3.96%                 3.86%
   11/30/99            37.28%              21.43%                23.42%
   11/30/00           -17.88%              -9.46%               -17.53%
   11/30/01           -20.38%             -18.87%               -23.42%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is a market capitalization-weighted index that measures stock market performance in 21 countries within Europe, Australasia and the Far East. The unmanaged MSCI EAFE Growth Index is a market capitalization-weighted index that measures stock performance in 21 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance International Premier Growth Fund.

* The Fund's return for the period ended 11/30/98 is from the Fund's inception date of 3/3/98 through 11/30/98. The benchmarks' return for the period ended 11/30/98 is from 2/28/98 through 11/30/98.


--------------------------------------------------------------------------------
6 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
November 30, 2001

INCEPTION DATES             PORTFOLIO STATISTICS

Class A Shares              Net Assets ($mil): $164.0
3/3/98                      Median Market Capitalization ($mil): $35,388
Class B Shares
3/3/98
Class C Shares
3/3/98

COUNTRY BREAKDOWN

  26.9% Japan
  21.7% United Kingdom
  15.5% France
   5.0% Spain
   4.6% Switzerland
   4.3% Italy                           [PIE CHART OMITTED]
   4.1% Sweden
   3.2% Taiwan
   3.2% Ireland
   2.7% Germany
   2.3% Belgium
   2.0% South Korea
   4.5% Other

SECTOR BREAKDOWN

  23.0% Finance
  19.0% Technology
  12.8% Consumer Staples
  10.8% Consumer Services               [PIE CHART OMITTED]
  12.8% Health Care
   6.8% Consumer Manufacturing
   6.3% Capital Goods
   4.8% Basic Industries
   3.7% Energy

All data as of November 30, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 2% weightings in the following countries: Finland, the Netherlands, Hong Kong and Singapore.


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2001

Class A
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year              -20.38%                     -23.79%
  Since Inception*               -3.81%                      -4.91%

Class B
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year              -21.09%                     -24.24%
  Since Inception*               -4.55%                      -4.79%

Class C
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
            1 Year              -20.99%                     -21.78%
  Since Inception*               -4.51%                      -4.51%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2001)

                        Class A              Class B            Class C
--------------------------------------------------------------------------------
            1 Year      -23.54%              -23.95%             -21.58%
  Since Inception*       -4.37%               -4.24%              -3.99%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Fund includes risks not associated with funds that invest primarily in U.S. issues. Because the Fund will invest in foreign currency denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 3/3/98


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
November 30, 2001

                                                                           Percent of
Company                                                     U.S. $ Value   Net Assets
---------------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--Produces
   and sells health-care related products,
   foods and chemicals.                                    $   8,072,878         4.9%
---------------------------------------------------------------------------------------
Vodafone Group Plc.--Provides mobile
   telecommunications services including digital
   and analog cellular telephone, paging and
   personal communication services.                            7,387,708         4.5
---------------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--Produces prescription
   and generic pharmaceuticals primarily for
   cardiovascular, central nervous system and
   internal medicine disorders and oncology.                   6,891,891         4.2
---------------------------------------------------------------------------------------
Canon, Inc.--Manufactures office automation
   equipment, cameras and video devices
   The company's products include color laser
   and high speed copiers, mid-range copiers,
   printers, 35mm cameras, broadcasting lenses
   and other optical instruments. The company
   also manufactures and markets medical
   equipment.                                                  6,700,698         4.1
---------------------------------------------------------------------------------------
BNP Paribas, SA--Attracts deposits and offers
   banking services. The company offers consumer,
   mortgage, commercial and industrial loans,
   foreign exchange services, discount securities
   brokerage services, lease financing, factoring,
   international trade financing, private banking
   services, and life insurance. The company also
   advises on mergers and acquisitions, capital
   restructuring and privatizations.                           6,382,217         3.9
---------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA--Offers
   consumer and mortgage loans, private banking,
   asset management, securities brokerage
   services, and individual and group life insurance.          6,352,310         3.9
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                  ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
continued

                                                                        Percent of
Company                                                  U.S. $ Value   Net Assets
------------------------------------------------------------------------------------
Royal Bank of Scotland Group Plc.--Offers
   a full range of banking and related services
   to personal and small business clients.              $   6,302,689         3.8%
------------------------------------------------------------------------------------
Shin-Etsu Chemical Co., Ltd.--Produces and
   distributes synthetic resins and other chemical
   products such as fertilizers. The company also
   manufactures electronic materials such as semi-
   conductor silicon, and synthetic and rare earth
   quartz. Shin-Etsu Chemical operates in Japan
   and overseas.                                            6,221,149         3.8
------------------------------------------------------------------------------------
L'Oreal, SA--Manufactures, markets and
   distributes health and beauty aids. The
   company's products are sold internationally
   and include cosmetics, hair care products,
   moisturizers, perfumes and pharmaceuticals.              5,355,925         3.3
------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd. -
   Manufactures and markets integrated circuits
   used in computers, communications and
   consumer electronics.                                    5,280,017         3.2
------------------------------------------------------------------------------------
                                                        $  64,947,482        39.6%


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
November 30, 2001

                                                                   Percent of
                                                    U.S. $ Value   Net Assets
-------------------------------------------------------------------------------
Basic Industries                                   $   7,935,083         4.8%
-------------------------------------------------------------------------------
Capital Goods                                         10,377,511         6.3
-------------------------------------------------------------------------------
Consumer Manufacturing                                11,108,245         6.8
-------------------------------------------------------------------------------
Consumer Services                                     17,693,829        10.8
-------------------------------------------------------------------------------
Consumer Staples                                      21,071,414        12.9'
-------------------------------------------------------------------------------
Energy                                                 6,140,814         3.7
-------------------------------------------------------------------------------
Finance                                               37,829,209        23.1
-------------------------------------------------------------------------------
Health Care                                           21,012,002        12.8
-------------------------------------------------------------------------------
Technology                                            31,185,431        19.0
-------------------------------------------------------------------------------
Total Investments                                    164,353,538       100.2
-------------------------------------------------------------------------------
Cash and receivables, net of liabilities                (339,499)       (0.2)
-------------------------------------------------------------------------------
Net Assets                                         $ 164,014,039       100.0%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2001

Company                                             Shares       U.S. $ Value
--------------------------------------------------------------------------------

COMMON STOCKS-100.2%

Belgium-2.3%
Interbrew .................................        145,000      $   3,818,795
                                                                -------------

Finland-1.9%
Nokia AB OYJ Corp. Series A ...............        132,600          3,100,238
                                                                -------------

France-15.6%
BNP Paribas, SA ...........................         72,700          6,382,217
Carrefour, SA .............................         74,600          3,865,923
L'Oreal, SA ...............................         77,800          5,355,925
LVMH Moet Hennessy Louis Vuitton, SA ......         21,678            880,270
Sanofi-Synthelabo, SA .....................         99,400          6,891,891
STMicroelectronics NV .....................         62,000          2,104,951
                                                                -------------
                                                                   25,481,177
                                                                -------------
Germany-2.7%
Bayerische Motoren Werke AG ...............         75,300          2,495,788
Infineon Technologies AG ..................         55,500          1,090,292
SAP AG ....................................          7,100            880,567
                                                                -------------
                                                                    4,466,647
                                                                -------------
Hong Kong-0.8%
Johnson Electric Holdings, Ltd. ...........      1,221,000          1,362,120
                                                                -------------

Ireland-3.2%
CRH Plc ...................................        318,037          5,170,890
                                                                -------------

Italy-4.3%
Alleanza Assicurazioni ....................        373,700          3,926,740
ENI SpA ...................................        265,500          3,122,772
                                                                -------------
                                                                    7,049,512
                                                                -------------
Japan-26.9%
ACOM Co., Ltd. ............................          5,000            405,778
Canon, Inc. ...............................        198,000          6,700,698
Honda Motor Co., Ltd. .....................         73,000          2,766,677
Hoya Corp. ................................         50,400          3,313,099
Kao Corp. .................................        115,000          2,454,553
Keyence Corp. .............................          9,900          1,746,681
Nomura Holdings, Inc. .....................         99,000          1,373,884
NTT DoCoMo, Inc. ..........................            201          2,626,278
Pioneer Corp. .............................         28,000            674,890
Ricoh Co., Ltd. ...........................        100,000          1,793,540
Shin-Etsu Chemical Co., Ltd. ..............        164,500          6,221,149
Shionogi & Co., Ltd. ......................         57,000            978,372
SMC Corp. .................................         23,400          2,364,308
Sumitomo Trust & Banking Co., Ltd. ........        537,000          2,649,700
Takeda Chemical Industries, Ltd. ..........        177,000          8,072,878
                                                                -------------
                                                                   44,142,485
                                                                -------------


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                             Shares       U.S. $ Value
------------------------------------------------------------------------------

Netherlands-1.1%
Akzo Nobel NV .............................         38,000      $   1,713,934
                                                                -------------

Singapore-0.8%
Flextronics International, Ltd. (ADR)(a) ..         52,500          1,312,500
                                                                -------------

South Korea-2.0%
Samsung Electronics Co., Ltd. .............         12,400          2,131,861
   GDR(b) .................................         12,400          1,180,976
                                                                -------------
                                                                    3,312,837
                                                                -------------
Spain-5.0%
Banco Bilbao Vizcaya Argentaria, SA .......        516,100          6,352,310
Industria de Diseno Textil, SA(a) .........         98,300          1,896,751
                                                                -------------
                                                                    8,249,061
                                                                -------------
Sweden-4.1%
Atlas Copco AB, Series A ..................        157,000          3,294,951
Sandvik AB ................................        158,500          3,356,132
                                                                -------------
                                                                    6,651,083
                                                                -------------
Switzerland-4.6%
Credit Suisse Group(a) ....................         71,700          2,775,174
Nestle, SA, Series B ......................         11,200          2,317,689
Swiss Re ..................................         24,780          2,507,302
                                                                -------------
                                                                    7,600,165
                                                                -------------
Taiwan-3.2%
Taiwan Semiconductor Manufacturing
   Co., Ltd.(a) ...........................      2,489,564          5,280,017
                                                                -------------

United Kingdom-21.7%
ARM Holdings Plc.(a) ......................        100,000            550,011
AstraZeneca Group Plc. ....................         83,100          3,712,128
BP Plc. ...................................        408,500          3,018,042
British Sky Broadcasting Group Plc.(a) ....        413,400          5,036,409
CGNU Plc. .................................         52,200            621,443
GlaxoSmithKline Plc. ......................         54,100          1,356,733
Royal Bank of Scotland Group Plc. .........        272,200          6,302,689
Standard Chartered Plc. ...................        395,100          4,531,973
Tesco Plc. ................................        694,000          2,378,258
Vodafone Group Plc. .......................      2,880,400          7,387,708
WPP Group Plc. ............................         76,500            746,683
                                                                -------------
                                                                   35,642,077
                                                                -------------
Total Investments-100.2%
   (cost $163,516,375) ....................                       164,353,538
Other assets less liabilities-(0.2%) ......                          (339,499)
                                                                -------------

Net Assets-100% ...........................                     $ 164,014,039
                                                                =============


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a)   Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2001, this security amounted to $1,180,976 or 0.72% of net assets.

      Glossary of Terms:

      ADR - American Depository Receipt

      GDR - Global Depository Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2001

Assets
Investments in securities, at value (cost $163,516,375) .     $164,353,538
Foreign cash, at value (cost $632,118) ..................          634,409
Receivable for investment securities sold
   and foreign currencies ...............................        5,180,400
Dividends and interest receivable .......................          201,636
Receivable for capital stock sold .......................          172,148
Deferred organization expenses ..........................           66,717
                                                              ------------
Total assets ............................................      170,608,848
                                                              ============

Liabilities
Due to custodian ........................................          456,418
Payable for investment securities purchased
   and foreign currencies ...............................        4,839,320
Payable for capital stock redeemed ......................          734,131
Advisory fee payable ....................................          135,420
Distribution fee payable ................................          100,309
Accrued expenses ........................................          329,211
                                                              ------------
Total liabilities .......................................        6,594,809
                                                              ------------
Net Assets ..............................................     $164,014,039
                                                              ============
Composition of Net Assets
Capital stock, at par ...................................     $     19,984
Additional paid-in capital ..............................      279,382,760
Accumulated net realized loss on investments
   and foreign currency transactions ....................     (116,223,790)
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ..          835,085
                                                              ============
                                                              $164,014,039
                                                              ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($40,555,441 / 4,852,909 shares of capital
   stock issued and outstanding) ........................            $8.36
Sales charge--4.25% of public offering price ............              .37
                                                                     =====
Maximum offering price ..................................            $8.73
                                                                     =====
Class B Shares
Net asset value and offering price per share
   ($80,352,921 / 9,891,887 shares of capital
   stock issued and outstanding) ........................            $8.12
                                                                     =====
Class C Shares
Net asset value and offering price per share
   ($28,990,186 / 3,567,383 shares of capital
   stock issued and outstanding) ........................            $8.13
                                                                     =====
Advisor Class Shares
Net asset value, redemption and offering price
   per share ($14,115,491 / 1,672,194 shares of
   capital stock issued and outstanding) ................            $8.44
                                                                     =====

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $299,091) ..............................   $   2,122,152
Interest .....................................          99,940    $   2,222,092
                                                 -------------
Expenses
Advisory fee .................................       2,045,706
Distribution fee - Class A ...................         150,645
Distribution fee - Class B ...................         998,801
Distribution fee - Class C ...................         382,541
Transfer agency ..............................         854,568
Custodian ....................................         436,233
Printing .....................................         143,893
Administrative ...............................         132,000
Audit and legal ..............................          95,845
Registration .................................          83,731
Amortization of organization expenses ........          53,679
Directors' fees ..............................          21,010
Miscellaneous ................................           9,380
                                                 -------------
Total expenses ...............................                        5,408,032
                                                                  -------------
Net investment loss ..........................                       (3,185,940)
                                                                  -------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized loss on investment
   transactions ..............................                     (105,366,447)
Net realized loss on foreign currency
   transactions ..............................                         (233,377)
Net change in unrealized appreciation/
   depreciation of:
   Investments ...............................                       59,966,251
   Foreign currency denominated assets
      and liabilities ........................                           (9,173)
                                                                  -------------
Net loss on investments ......................                      (45,642,746)
                                                                  -------------
Net Decrease in Net Assets
   from Operations ...........................                    $ (48,828,686)
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                   Year Ended       Year Ended
                                                  November 30,     November 30,
                                                      2001             2000
                                                 ==============   ==============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ..........................   $  (3,185,940)   $  (3,265,153)
Net realized loss on investments and
   foreign currency transactions .............    (105,599,824)     (10,569,938)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities ...........................      59,957,078      (68,130,443)
                                                 -------------    -------------
Net decrease in net assets
   from operations ...........................     (48,828,686)     (81,965,534)
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...................................              -0-        (462,070)
   Class B ...................................              -0-      (1,045,074)
   Class C ...................................              -0-        (337,297)
   Advisor Class .............................              -0-         (80,022)
Capital Stock Transactions
Net increase (decrease) ......................     (35,684,911)     279,268,697
                                                 -------------    -------------
Total increase (decrease) ....................     (84,513,597)     195,378,700
Net Assets
Beginning of period ..........................     248,527,636       53,148,936
                                                 -------------    -------------
End of period ................................   $ 164,014,039    $ 248,527,636
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2001

NOTE A

Significant Accounting Policies

Alliance International Premier Growth Fund (the "Fund") was incorporated as a Maryland Corporation on November 24, 1997 and is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.,) are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $273,100 have been deferred and are being amortized on a straight-line basis through February, 2003.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security trans actions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to foreign currency losses and a net operating loss, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the average daily net assets for Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended November 30, 2001, there was no waiver of management fees. Pursuant to the advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2001, such fees amounted to $132,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), formerly Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $599,702 for the year ended November 30, 2001.

For the year ended November 30, 2001, the Fund's expenses were reduced by $11,361 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $294,810 from the sales of Class A shares and $15,602, $350,258 and $30,018 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2001.

Brokerage commissions paid on investment transactions for the year ended November 30, 2001, amounted to $1,325,977, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940.


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,199,886 and $1,080,442 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $336,765,630 and $375,367,709, respectively, for the year ended November 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended November 30, 2001.

At November 30, 2001, the cost of investments for federal income tax purposes was $172,344,167. Accordingly, gross unrealized appreciation of investments was $8,505,610 and gross unrealized depreciation of investments was $16,496,239, resulting in net unrealized depreciation of $7,990,629 excluding foreign currency transactions.

At November 30, 2001, the Fund had a capital loss carryforward of $107,395,998 of which $10,327,674 will expire in 2008 and $97,068,324 will expire in 2009.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under for-


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

ward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the US dollar. At November 30, 2001, the Fund had no outstanding forward exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares. Trans actions in capital stock were as follows:

                   ---------------------------  -------------------------------
                              Shares                        Amount
                   ---------------------------  -------------------------------
                     Year Ended     Year Ended      Year Ended       Year Ended
                   November 30,   November 30,    November 30,     November 30,
                           2001           2000            2001             2000
                   ------------------------------------------------------------
Class A
Shares sold          21,245,534     10,298,817   $ 195,698,925    $ 137,544,506
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             -0-        28,764              -0-         372,776
-------------------------------------------------------------------------------
Shares converted
   from Class B          34,687            972         293,785           10,791
-------------------------------------------------------------------------------
Shares redeemed     (22,175,037)    (5,553,152)   (205,394,698)     (70,552,975)
-------------------------------------------------------------------------------
Net increase
   (decrease)          (894,816)     4,775,401   $  (9,401,988)   $  67,375,098
===============================================================================

Class B
Shares sold           2,246,055     11,519,639   $  21,258,449    $ 158,958,483
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             -0-        54,893              -0-         702,093
-------------------------------------------------------------------------------
Shares converted
   to Class A           (36,753)          (991)       (293,785)         (10,791)
-------------------------------------------------------------------------------
Shares redeemed      (4,217,488)    (1,870,570)    (38,048,375)     (23,940,436)
-------------------------------------------------------------------------------
Net increase
   (decrease)        (2,008,186)     9,702,971   $ (17,083,711)   $ 135,709,349
===============================================================================

Class C
Shares sold           2,779,080      4,985,274   $  25,863,187    $  68,042,035
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             -0-        18,561              -0-         237,213
-------------------------------------------------------------------------------
Shares redeemed      (3,767,180)    (1,156,084)    (34,177,485)     (14,485,501)
-------------------------------------------------------------------------------
Net increase
   (decrease)          (988,100)     3,847,751   $  (8,314,298)   $  53,793,747
===============================================================================


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                   ----------------------------  ------------------------------
                               Shares                        Amount
                   ----------------------------  ------------------------------
                     Year Ended      Year Ended     Year Ended       Year Ended
                   November 30,    November 30,   November 30,     November 30,
                           2001            2000           2001             2000
                   ------------------------------------------------------------
Advisor Class
Shares sold             229,701       1,704,754  $   2,210,201    $  23,780,085
-------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions             -0-          1,298             -0-          16,884
-------------------------------------------------------------------------------
Shares redeemed        (334,041)       (109,278)    (3,095,115)      (1,406,466)
-------------------------------------------------------------------------------
Net increase
   (decrease)          (104,340)      1,596,774  $    (884,914)   $  22,390,503
===============================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies. Consequently, the Fund's investment portfolio may experience greater price volatility than a portfolio invested in equity securities of U.S. companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2001.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  -----------------------------------------------------------
                                                                            Class A
                                                  -----------------------------------------------------------
                                                                                                     March 3,
                                                          Year Ended November 30,                  1998(a) to
                                                  ----------------------------------------       November 30,
                                                      2001            2000            1999               1998
                                                  -----------------------------------------------------------
Net asset value, beginning of period .......      $  10.50        $  13.22        $   9.63           $  10.00
                                                  -----------------------------------------------------------
Income From Investment Operations
Net investment loss(b) .....................          (.10)           (.14)           (.15)(c)           (.08)(c)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ............................         (2.04)          (2.14)           3.74               (.29)
                                                  -----------------------------------------------------------
Net increase (decrease) in net asset
   value from operations ...................         (2.14)          (2.28)           3.59               (.37)
                                                  -----------------------------------------------------------
Less: Distributions
Distributions from net realized gains on

   investments and foreign currency
   transactions ............................            -0-           (.44)             -0-                -0-
                                                  -----------------------------------------------------------
Total distributions ........................            -0-           (.44)             -0-                -0-
                                                  -----------------------------------------------------------
Net asset value, end of period .............      $   8.36        $  10.50        $  13.22           $   9.63
                                                  ===========================================================
Total Return
Total investment return based on net
   asset value(d) ..........................        (20.38)%        (17.88)%         37.28%             (3.70)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .........................      $ 40,555        $ 60,330        $ 12,851           $  7,255
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements ........................          2.17%           1.95%           2.51%(e)           2.50%(f)
   Expenses, before waivers/
     reimbursements ........................          2.17%           1.95%           3.26%              5.19%(f)
   Net investment loss .....................         (1.06)%         (1.07)%         (1.34)%(c)          (.90)%(c)(f)
Portfolio turnover rate ....................           171%            111%            107%               151%

See footnote summary on page 27.


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  -----------------------------------------------------------
                                                                             Class B
                                                  -----------------------------------------------------------
                                                                                                     March 3,
                                                          Year Ended November 30,                  1998(a) to
                                                  ----------------------------------------       November 30,
                                                      2001            2000            1999               1998
                                                  -----------------------------------------------------------
Net asset value, beginning of period .......      $  10.29        $  13.05        $   9.58           $  10.00
                                                  -----------------------------------------------------------
Income From Investment Operations
Net investment loss(b) .....................          (.17)           (.23)           (.22)(c)           (.13)(c)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ............................         (2.00)          (2.09)           3.69               (.29)
                                                   -----------------------------------------------------------
Net increase (decrease) in net asset
   value from operations ...................         (2.17)          (2.32)           3.47               (.42)
                                                  -----------------------------------------------------------
Less: Distributions
Distributions from net realized gains on
   investments and foreign currency
   transactions ............................            -0-           (.44)             -0-                -0-
                                                  -----------------------------------------------------------
Total distributions ........................            -0-           (.44)             -0-                -0-
                                                  -----------------------------------------------------------
Net asset value, end of period .............      $   8.12        $  10.29        $  13.05           $   9.58
                                                  ===========================================================
Total Return
Total investment return based on net
   asset value(d) ..........................        (21.09)%        (18.44)%         36.22%             (4.20)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .........................      $ 80,353        $122,503        $ 28,678           $ 11,710
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements ........................          2.92%           2.67%           3.21%(e)           3.20%(f)
   Expenses, before waivers/
     reimbursements ........................          2.92%           2.67%           3.93%              6.14%(f)
   Net investment loss .....................         (1.84)%         (1.79)%         (2.07)%(c)         (1.41)%(c)(f)
Portfolio turnover rate ....................           171%            111%            107%               151%

See footnote summary on page 27.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                  -----------------------------------------------------------
                                                                             Class C
                                                  -----------------------------------------------------------
                                                                                                     March 3,
                                                          Year Ended November 30,                  1998(a) to
                                                  ----------------------------------------       November 30,
                                                      2001            2000            1999               1998
                                                  -----------------------------------------------------------
Net asset value, beginning of period .......      $  10.29        $  13.05        $   9.57           $  10.00
                                                  -----------------------------------------------------------
Income From Investment Operations
Net investment loss(b) .....................          (.16)           (.23)           (.22)(c)           (.15)(c)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ............................         (2.00)          (2.09)           3.70               (.28)
                                                  -----------------------------------------------------------
Net increase (decrease) in net asset
   value from operations ...................         (2.16)          (2.32)           3.48               (.43)
                                                  -----------------------------------------------------------
Less: Distributions
Distributions from net realized gains on
   investments and foreign currency
   transactions ............................            -0-           (.44)             -0-                -0-
                                                  -----------------------------------------------------------
Total distributions ........................            -0-           (.44)             -0-                -0-
                                                  -----------------------------------------------------------
Net asset value, end of period .............      $   8.13        $  10.29        $  13.05           $   9.57
                                                  ===========================================================
Total Return
Total investment return based on net
   asset value(d) ..........................        (20.99)%        (18.44)%         36.36%             (4.30)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) .........................      $ 28,990        $ 46,894        $  9,235           $  3,120
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements ........................          2.88%           2.66%           3.21%(e)           3.20%(f)
   Expenses, before waivers/
     reimbursements ........................          2.88%           2.66%           3.92%              6.00%(f)
   Net investment loss .....................         (1.80)%         (1.79)%         (2.06)%(c)         (1.69)%(c)(f)
Portfolio turnover rate ....................           171%            111%            107%               151%

See footnote summary on page 27.


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               -----------------------------------------------------
                                                                    Advisor Class
                                               -----------------------------------------------------
                                                                                            March 3,
                                                       Year Ended November 30,            1998(a) to
                                               ---------------------------------------- November 30,
                                                   2001          2000          1999             1998
                                               -----------------------------------------------------
Net asset value, beginning of period ......    $  10.58      $  13.27      $   9.64         $  10.00
                                               -----------------------------------------------------
Income From Investment Operations
Net investment income (loss)(b) ...........        (.07)         (.09)         (.12)(c)          .01(c)
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions ...........................       (2.07)        (2.16)         3.75             (.37)
                                               -----------------------------------------------------
Net increase (decrease) in net asset
   value from operations ..................       (2.14)        (2.25)         3.63             (.36)
                                               -----------------------------------------------------
Less: Distributions
Distributions from net realized gains on
   investments and foreign currency
   transactions ...........................          -0-         (.44)           -0-              -0-
                                               -----------------------------------------------------
Total distributions .......................          -0-         (.44)           -0-              -0-
                                               -----------------------------------------------------
Net asset value, end of period ............    $   8.44      $  10.58      $  13.27         $   9.64
                                               =====================================================
Total Return
Total investment return based on net
   asset value(d) .........................      (20.23)%      (17.57)%       37.66%           (3.60)%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ........................    $ 14,116      $ 18,800      $  2,386         $  1,386
Ratio to average net assets of:
   Expenses, net of waivers/
     reimbursements .......................        1.86%         1.61%         2.21%(e)         2.20%(f)
   Expenses, before waivers/
     reimbursements .......................        1.86%         1.61%         2.96%            6.28%(f)
   Net investment income (loss) ...........        (.78)%        (.68)%       (1.06)%(c)         .13%(c)(f)
Portfolio turnover rate ...................         171%          111%          107%             151%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived/reimbursed by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

                                                                  Year Ended
                                                               November 30, 1999
                                                               -----------------
      Class A                                                        2.50%
      Class B                                                        3.20%
      Class C                                                        3.20%
      Advisor Class                                                  2.20%

(f)   Annualized.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 27

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance International Premier Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance International Premier Growth Fund, Inc. (the "Fund") at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
January 16, 2002


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

diversification

A technique of allocating assets among many types of investments.

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

equity

Another term for stock.

hedge

An investment that takes a position in a security which is contrary to a position in a similar or different security, with the intention of reducing the risk of adverse price movements in the second security.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 29

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $421 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 37 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 646 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/01.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 31

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Bruce W. Calvert, Executive Vice President
Alfred Harrison, Executive Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Gurudutt M. Baliga, Vice President
Thomas J. Bardong, Vice President
Russell Brody, Vice President
Thomas Kamp, Vice President
Daniel Nordby, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL PREMIER GROWTH FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund will change its name to Alliance Mid-Cap Growth Fund on February 1, 2002.
** Alliance North American Government Income Trust will change its name to Alliance Americas Government Income Trust on March 1, 2002.
*** Alliance Global Dollar Government Fund will change its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                 ALLIANCE INTERNATIONAL PREMIER GROWTH FUND o 33

Alliance International Premier Growth Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

IPGAR1101